UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-33525	14-1626307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Herndon Parkway, Suite A Herndon, Virginia		20170
(Address of principal executive offices)		(Zip Code)

(703) 464-4735

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2016, Command Security Corporation (the “Company”) entered into an amendment (the “Amendment”) to its Credit and Security Agreement dated February 12, 2009 between the Company and Wells Fargo Bank, National Association (the “Credit Agreement”). The Amendment (i) extends the maturity date to March 31, 2017, and (ii) amends a financial covenant of the Credit Agreement for minimum excess availability.

A copy of the Amendment is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Seventh Amendment to Credit and Security Agreement, dated as of October 12, 2016, between Command Security Corporation and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

Dated: October 14, 2016	By:	/s/ N. Paul Brost
	Name: Title:	N. Paul Brost Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Seventh Amendment to Credit and Security Agreement, dated as of October 12, 2016, between Command Security Corporation and Wells Fargo Bank, National Association.